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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):    January 29, 1998
                                                         -----------------------

                             OptimumCare Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-17401                33-0218003
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


   30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA         92677
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        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:    (714) 495-1100
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.


ITEM 5. OTHER EVENTS.

        Registrant issued a news release on January 29, 1998 which is filed as
        Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibits.
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        99.2   OptimumCare Corporation News Release dated January 29, 1998.


ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not applicable.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OptimumCare Corporation
                                            (Registrant)



Date: January 29, 1998                       By:   /s/ EDWARD A. JOHNSON
                                                  ------------------------------
                                                   Edward A. Johnson, President